FPA Capital Fund, Inc.


                                                                 ANNUAL REPORT







[LOGO]
DISTRIBUTOR:


FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064                                     MARCH 31, 1999

                             LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

     This Annual Report covers the fiscal year ended March 31, 1999. Your Fund's net asset value (NAV) per share closed at $30.34. Dividends of $3.07 and $0.53 per share were paid on July 8 and December 29, 1998 to holders of record on June 30 and December 22, 1998, respectively. The July distribution was composed of a $0.26 income dividend and $2.81 capital gains distribution, $2.755 of which was long-term. The December distribution included an income dividend of $0.14 and $0.39 capital gains distribution, all of which was long-term.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                AVERAGE ANNUAL TOTAL RETURN
                                PERIODS ENDED MARCH 31, 1999
                             1 YEAR       5 YEARS      10 YEARS
                             ------       -------      --------
FPA Capital Fund, Inc.
  (NAV)...................   (12.45)%*     18.90%*      18.76%*
FPA Capital Fund, Inc.
  (Net of Sales Charge)...   (18.14)%++    17.31%++     17.97%++
Lipper Growth Fund
  Average.................    13.58%       20.89%       16.80%
Russell 2000..............   (16.26)%      11.22%       11.46%
Standard & Poor's
  500 Stock Index.........    18.45%       26.25%       18.97%

     The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was 14.40%*. This compares with total returns of 28.00% for the Lipper Growth Fund Average, 10.00% for the Russell 2000, and 27.34% for the S&P 500. On a calendar year basis, these same comparisons are (0.42)%* for FPA Capital Fund, 22.89% for the Growth Fund Average, (2.55)% for the Russell 2000, and 28.57% for the S&P 500.

COMMENTARY

     Before discussing your Fund's investment performance, I thought it would be appropriate, at this time when many are questioning the timeliness and relevance of value investing, to review some of the basic tenets of the investment style and philosophy that have guided your Fund to a successful long-term investment record. July 11, 1999 will mark the fifteenth anniversary of First Pacific Advisors' stewardship of your Fund. During these years, I have tried to use these shareholder letters not only as a performance-reporting tool but also as a vehicle to help educate and assist you in becoming a more informed shareholder and investor.

     In our first shareholder letter, dated November 2, 1984, we laid out the investment philosophy and methodology that would guide us in our management of your Fund. We stated that "FPA does not generally depend upon a 'top-down' strategy of economic or stock market forecast, as it is difficult to consistently foresee these trends. Our selection process begins at the 'bottom' by researching and selecting superior or potentially superior companies. Attractive companies generally possess a position of business leadership or a market niche. Financially strong balance sheets, improving cash flow and hidden asset values are characteristics we like to see. We emphasize cash flow and balance sheet values as opposed to earnings per share growth. This methodology is somewhat different from Wall Street's general preoccupation with earnings per share growth models that may at times lead to extremes in valuation." We also said that we would endeavor to reduce stock market risk by avoiding companies with high price/earnings ratios and that our investments would be directed towards the "out-of- favor" sectors of the stock market and be concentrated in a limited number of companies. This value style requires discipline, patience and a longer-term time frame to be successfully implemented and, therefore, we are not overly preoccupied with short-term performance numbers.

     In today's fast-moving, dynamic stock market, value investing is not a particularly popular style. Valuations have reached levels that are, in many cases, unfathomable to disciplined value investors. Just recently, I was reading Graham and Dodd's SECURITY ANALYSIS, the 1934 edition, for some perspective on

-------------------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the maximum sales charge of 6.5% of the offering price today's investment environment. In it, they describe "the new-era theory" of investing. "The new-era concepts had their root first of all in the obsolescence of the old-established standards." They evolved because "economic change has been speeded up." The investing public had turned their attention from earnings, asset values and dividends "almost exclusively to the earnings trend, i.e., the CHANGES in earnings expected in the future." Very little attention was being paid to the connection between assets and earnings, so that by 1929, the importance of "net worth" or "book value" had practically disappeared. In such an era, the fundamental distinction between investment and speculation had all but disappeared. "The new era based its standards of value upon the market price."

     We find some eerie parallels in today's marketplace as exemplified by the Internet stocks. I was recently quoted as saying that for me to invest in them I would have to have God as my partner, since these prices are not only discounting the future but also the hereafter. There are no true standards of value. This is nothing more than speculation masquerading in the costume of investment. Now that some of these stocks are large enough, in terms of market value, to be included in the major market indices, many investment managers are being "forced" to buy them. They believe this is necessary to successfully compete with the indices. A certain degree of respectability has been draped over them, as brokerage firms churn out research recommendations. This doesn't surprise us since, if they don't participate, they will lose the underwriting fees and subsequent commissions. I have reminded several of our clients that one might consider RCA (Radio Corporation of America), to be among the earliest electronic communications companies. Between 1921 and 1929 its split adjusted price rose from $7.50 to $575.00. It took only a full generation for its share price to recover to its high price of 1929, when it sold for 73x earnings, and this was for one of the successful companies. A similar experience occurred with several companies from the early 1970s known as the Nifty Fifty.

     We still believe that we are in the midst of a "bear" market for the broader market of stocks that began in April of 1998. The average stock on the New York Stock Exchange was down 8% in 1998. In contrast, the top 25 stocks of the S&P 500 accounted for 63% of its 28.6% total return, while the top 25 of the Russell 1000 represented 59% of its 27% return. There was almost perfect correlation in that the smaller the market capitalization of a company, the worse its performance. In a study of the 1998 market by Salomon Smith Barney, companies with market capitalizations of $20 billion and higher were up 26%, while those with $250 million and lower declined 24%. The average company, with a market capitalization of less than $5 billion, was down for the year. This study also showed that the percentage of companies underperforming the S&P 500 by more than 15% was 71.6%, the highest since 1971. The previous high occurred in 1973, when 60% of all companies underperformed. It is interesting to note that this earlier period was dominated by the Nifty Fifty. If you did not own them, you had great difficulty outperforming the market. It was what we called a narrow market. Investors believed that this select group of companies could be owned at almost any price since their expected growth rates were thought to be highly predictable and, therefore, they were "one- decision stocks." The 1974 stock market collapse demonstrated the fallacy of this thinking, when most of them experienced massive price declines. I have an old red tie from that period that I call "big red." On it are several of these Nifty Fifty companies and their prices. Some have never regained their earlier price level while others took anywhere from twelve to twenty-four years to recover.

     We are not part of this frenzy. We strongly believe that directing investments towards reasonably priced "out-of-favor" companies will generate above-average long-term investment returns with considerably less financial and stock market risk. Over the years, our focus has been directed towards small- to medium-sized companies since they tend to be easier to analyze and are generally more inefficiently priced. This strategy was severely penalized in calendar 1998, as shown by your Fund's (0.42)% return versus the S&P 500's 28.57% return. If it's any consolation, we did outperform the Russell 2000's (2.55)% return. In calendar 1998 Russell had the worst performance relative to the S&P 500 since Russell's inception twenty years ago. Prior to 1998, your Fund approximated the S&P 500's three-year return while outperforming it for the five- and ten-year periods and since inception.

     We are amazed by the S&P 500's 1998 performance--the index exploded to the upside while its underlying investment fundamentals were deteriorating. At the beginning of 1998, we expected that earnings growth for this index would have difficulty exceeding 5%. Several "top-down" investment strategists were expecting growth of at least 10% to 12%, while the "bottom-up" analysts' expectations were for 19% growth, as measured by Zacks Investment Research.
In reality, S&P earnings were down for the first three quarters, and despite a very strong fourth-quarter performance, ended the year down 1%. On April 1, the U.S. Commerce Department reported that corporate profits fell by 2.2% in 1998, the first annual drop since 1989. As a result of the combination of rising share prices and stagnant profits, the S&P 500 is at a record valuation level. There is absolutely no margin for error in many of these larger-capitalization stocks. At 31x earnings, the earnings' yield (earnings divided by price) of the S&P 500 is 3.23%, or less than the 3.85% you can earn on a thirty-year U.S. Treasury inflation index bond. At least the inflation index bond will provide this yield plus whatever the inflation rate is for the Consumer Price Index. Will the S&P 500 provide at least that amount from its current valuation level? We still believe the S&P 500 will have difficulty generating a return much greater than 5% to 7%. You can reference our reasoning in our April 1998 shareholder letter.

     We believe that the current trend of smaller stocks underperforming larger stocks will eventually reverse itself, but we cannot tell you when that will be. We are encouraged by a series of recent occurrences that are examples of what typically happens towards the end of a cycle rather than at the beginning of one. For example, preliminary estimates show that net redemptions of small-cap funds, in the first quarter of 1999, have eliminated all the net contributions of 1997 and 1998 combined. We recently heard that a major New York brokerage firm terminated its small-cap research department. We have even been asked by institutional pension consultants when this negative performance trend will end. It was not long ago that they were quite confident in recommending this market segment to their clients. All of these indications reflect the high level of frustration that exists among investors in this market sector. We may even be entering the period of capitulation. You generally have to go through a capitulation phase before a trend reverses itself. In a perverse sense, the more negative the environment becomes, the more optimistic we feel. That is the essence of being a contrarian investor.

     Your Fund has been experiencing net redemptions but to a lesser degree than has hit other small capitalization funds. Almost four years ago, we closed your Fund to new investors. Our goal at that time was to minimize the potential risk of uncontrolled rapid growth since smaller-capitalization oriented funds were the rage among fund investors. We did not want to get a large number of "LIFO" shareholders, i.e., last-in, first-out, since they cause a great deal of trouble in the management of a fund. Massive cash inflows may cause the manager to deploy capital into mediocre investments while rapid outflows may require the selling of stocks solely because they are liquid rather than evaluating them on their investment merits.

     This past fiscal year has been a busy one. Our short-term liquidity and bond positions began the year at 27.5%, with a high of 32%, and ended the year at 6%. We have continued to deploy capital as individual stocks have come under selling pressure. This is our style of focusing on individual companies rather than trying to forecast the stock market's direction. During the past six months, more and more companies became attractively valued in terms of absolute rather than relative valuation measures. This is to be expected since small-cap stocks are entering their sixth year of underperformance relative to that of the S&P 500.

     Since our September 1998 shareholder letter, we added the following new companies: AVX Corporation, Belden Inc., ENSCO International Incorporated, and Hutchinson Technology Incorporated. For the entire year, we added seven new holdings. AVX is a leading producer of capacitors and is a competitor to our KEMET holding. It was purchased at a small premium to book value and with virtually no debt. Both KEMET and AVX have been very profitable historically. A combination of negative pricing and cost trends, both of which we view as temporary, has caused a decline in the level of the companies' profitability. Belden is a leader in wire and cable manufacturing and a prime beneficiary of the expansion in local and wide-area networks. It was recently purchased at a small premium to book value and less than 10x earnings. ENSCO, our first energy holding and my first energy stock purchase since 1978, is a leading company in the deep-shallow offshore drilling field. Approximately 70% of its drilling rigs are working on natural gas wells, mostly in the Gulf of Mexico. After ENSCO experienced an 80% decline in its share price, we purchased it at book value and 30% of the estimated replacement cost of its rigs. Cash exceeds debt and the company is cash-flow positive. Our new analyst, Rikard Ekstrand, led the charge on this investment. Finally, our latest addition is Hutchinson Technology, which Dennis Bryan and I visited two years ago. It is the dominant manufacturer of suspension assemblies used by the data storage industry in disc drives. Two months ago the company sold 4.9 million shares at an average price of $45.50. This doubled the size of shareholders' equity and made the company debt free, net of its cash position. Since our initial visit, their new suspension assemblies, patent protected, have gone from a small percentage of their production to 50%. We recently acquired the stock at $22, which was at a slight premium to book value and less than 10x earnings. In addition to these changes, we added to existing positions while reducing others. We did reduce our holdings significantly in Lam Research and Komag. Both of these reductions were in response to spectacular price increases from when we bought them last fall.

     Your Fund continues to maintain its valuation advantage over the Russell 2000 and the S&P 500. As of March 31, the Fund's P/E and P/BV (price/book value) ratios were 15.2x and 1.7x, respectively. By comparison, the P/E ratios of the Russell 2000 and the S&P 500 were 26.3x and 32.2x, while the P/BV ratios were 2.4x and 5.1x, respectively. Our companies are financially strong with an average Total-Debt-to-Total- Capitalization ratio of 23.7%. This compares favorably to 37.3% and 44.5% for the Russell 2000 and the S&P 500.

     Before closing, I would like to take a brief moment to introduce you to our new associate, Rikard Ekstrand. He has graduate degrees from the University of Southern California and the University of Chicago, in chemical research and business administration. His business experience encompasses both the corporate and investment fields. He has deployed his value investment style in both the domestic and international stock arenas. We are looking forward to his meaningful contributions to the management of your assets. We thank you for your patience and support, especially during these challenging times.

Respectfully submitted,

/s/ Robert L. Rodriguez

Robert L. Rodriguez, C.F.A.
President and Chief Investment Officer

April 3, 1999

--------------------------------------------------------------------------------
                             HISTORICAL PERFORMANCE

[GRAPH]

                CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA CAPITAL FUND, INC. VS. RUSSELL 2000, S&P 500
                         AND LIPPER GROWTH FUND AVERAGE FROM APRIL 1, 1989 TO MARCH 31, 1999

                                3/31/89  3/31/90  3/31/91  3/31/92  3/31/93  3/31/94  3/31/95  3/31/96  3/31/97  3/31/98  3/31/99
S&P 500                          10,000   11,924   13,641   15,150   17,457   17,710   20,468   27,042   32,404   47,955   56,803
FPA Capital Fund, Inc. (NAV)     10,000   11,873   13,584   18,178   20,765   23,491   28,135   38,500   49,011   63,763   55,818
FPA Capital Fund, Inc.            9,350   11,101   12,701   16,996   19,415   21,964   26,307   35,998   45,825   59,619   52,190
Lipper Growth Fund Average       10,000   11,582   13,307   15,398   17,426   18,313   20,037   25,829   28,993   41,626   47,268
Russell 2000                     10,000   10,552   11,266   13,639   15,669   17,389   18,344   23,674   24,884   35,338   29,593

Past performance is not indicative of future performance. The Russell 2000
Index consists of the smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P
500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Growth Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Capital Fund, Inc., with an ending value of $52,190 reflects deduction of the current maximum sales charge of 6.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $55,818. The performance of the Fund and of the Averages is computed on total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 1999

                                                                                                Shares or
                                                                                                Principal
                                                                                                 Amount*
                                                                                           -----------------
NET PURCHASES
COMMON STOCKS
AVX Corporation (1)......................................................................       625,000 shs.
Belden Inc. (1)..........................................................................       504,300 shs.
Consolidated Stores Corporation..........................................................       275,000 shs.
ENSCO International Incorporated (1).....................................................     1,063,400 shs.
Hutchinson Technology Incorporated (1)...................................................       161,100 shs.
KEMET Corporation........................................................................       318,300 shs.
Marshall Industries......................................................................       255,900 shs.
Michaels Stores, Inc.....................................................................       440,200 shs.
Thor Industries, Inc.....................................................................       137,500 shs.

NET SALES
COMMON STOCKS
Angelica Corporation.....................................................................        95,700 shs.
Arrow Electronics, Inc...................................................................       250,500 shs.
CPI Corp.................................................................................        57,000 shs.
Coachmen Industries, Inc.................................................................       159,500 shs.
Comdisco, Inc............................................................................       250,000 shs.
Conseco, Inc.............................................................................       244,200 shs.
Exabyte Corporation......................................................................       223,400 shs.
Gymboree Corporation, The................................................................       196,200 shs.
HomeBase, Inc............................................................................       389,100 shs.
Horace Mann Educators Corporation........................................................        63,800 shs.
Komag, Incorporated......................................................................     1,548,400 shs.
Oregon Steel Mills, Inc..................................................................       187,900 shs.
Recoton Corporation......................................................................       119,600 shs.
Reebok International Ltd.................................................................       223,400 shs.
Ross Stores, Inc.........................................................................       191,300 shs.
Seagate Technology, Inc..................................................................        71,800 shs.
Storage Technology Corporation...........................................................       274,400 shs.

CONVERTIBLE SECURITY
Lam Research Corporation-- 5% 2002.......................................................  $  5,776,000
NON-CONVERTIBLE SECURITIES
Federal National Mortgage Association-- 6% 2028 (IO-REMIC) (2)...........................  $ 31,879,564
Michaels Stores, Inc.-- 10 7/8% 2006 (2).................................................  $  2,000,000
Trump Atlantic City Associates-- 11 1/4% 2006............................................  $  6,000,000
U.S. Treasury Notes-- 5 3/4% 1998 (2)....................................................  $ 21,000,000
U.S. Treasury Inflation-Indexed Notes-- 3 3/8% 2007......................................  $ 60,654,227

 *  Changes include the effect of securities redeemed in-kind.  See Note 2.
(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 1999

COMMON STOCKS                                                                         Shares            Value
-----------------------------------------------------------------------          --------------    ---------------
TECHNOLOGY -- 26.7%
AVX Corporation..............................................................           625,000    $    10,000,000
Arrow Electronics, Inc.*.....................................................         1,319,500         19,792,500
Exabyte Corporation*+........................................................         1,176,600          5,588,850
Hutchinson Technology Incorporated*..........................................           161,100          4,007,362
Keithley Instruments, Inc....................................................           168,100          1,092,650
KEMET Corporation*...........................................................         1,410,000         16,215,000
Komag, Incorporated*.........................................................         1,034,500          4,525,937
Lam Research Corporation*....................................................           476,300         13,812,700
Marshall Industries*.........................................................           804,200         10,856,700
Seagate Technology, Inc.*....................................................           378,200         11,180,538
Storage Technology Corporation*..............................................         1,445,600         40,296,100
                                                                                                   ---------------
                                                                                                   $   137,368,337
                                                                                                   ---------------
RETAILING -- 26.4%
Consolidated Stores Corporation*.............................................         1,200,000    $    36,375,000
Craig Corporation (Class "A")*...............................................           269,000          1,916,625
Good Guys, Inc., The*........................................................           441,300          1,710,037
Gymboree Corporation, The*+..................................................         1,428,800         12,769,900
HomeBase, Inc.*+.............................................................         2,049,400          9,094,213
Michaels Stores, Inc.*.......................................................         1,260,700         31,123,531
Ross Stores, Inc.............................................................           973,100         42,633,944
                                                                                                   ---------------
                                                                                                   $   135,623,250
                                                                                                   ---------------
FINANCIAL -- 15.9%
Comdisco, Inc................................................................         1,400,000    $    25,025,000
Conseco, Inc.................................................................         1,286,355         39,716,211
Countrywide Credit Industries, Inc...........................................           126,100          4,728,750
Foremost Corporation of America..............................................           126,100          2,537,762
Horace Mann Educators Corporation............................................           336,200          7,795,638
Westcorp.....................................................................           247,100          1,915,025
                                                                                                   ---------------
                                                                                                   $    81,718,386
                                                                                                   ---------------
CONSUMER DURABLES -- 8.5%
Champion Enterprises, Inc.*..................................................           168,100    $     3,256,937
Coachmen Industries, Inc.+...................................................           840,500         17,230,250
Flexsteel Industries, Inc....................................................           134,500          1,765,313
Recoton Corporation*+........................................................           630,400          8,825,600
Thor Industries, Inc.........................................................           550,000         12,443,750
                                                                                                   ---------------
                                                                                                   $    43,521,850
                                                                                                   ---------------

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 1999

                                                                                      Shares or
                                                                                      Principal
COMMON STOCKS-CONTINUED                                                                Amount            Value
-----------------------------------------------------------------------------      --------------  ---------------
CONSUMER NON-DURABLES -- 3.9%
Rawlings Sporting Goods Company, Inc.*.......................................           189,100    $     1,560,075
Reebok International Ltd.*...................................................         1,176,600         18,678,525
                                                                                                   ---------------
                                                                                                   $    20,238,600
                                                                                                   ---------------

BASIC MATERIALS -- 3.5%
International Aluminum Corporation...........................................           168,100    $     4,181,487
Oregon Steel Mills, Inc......................................................           990,100         10,334,169
Rouge Industries, Inc. (Class "A")...........................................           420,300          3,677,625
                                                                                                   ---------------
                                                                                                   $    18,193,281
                                                                                                   ---------------

ENERGY -- 2.8%
ENSCO International Incorporated.............................................         1,063,400    $    14,156,512
                                                                                                   ---------------

INDUSTRIAL PRODUCTS -- 1.7%
Belden Inc...................................................................           504,300    $     8,604,619
                                                                                                   ---------------

INDUSTRIAL SERVICES -- 1.4%
Angelica Corporation+........................................................           504,300    $     7,060,200
                                                                                                   ---------------

CONSUMER SERVICES -- 1.3%
CPI Corp.....................................................................           300,300    $     6,719,213
                                                                                                   ---------------

DEFENSE -- 0.7%
DRS Technologies, Inc.*+.....................................................           428,700    $     3,429,600
                                                                                                   ---------------

TOTAL COMMON STOCKS -- 92.8%
  (Cost $371,670,248)........................................................                      $   476,633,848
                                                                                                   ---------------
CONVERTIBLE SECURITIES -- 1.1%
Lam Research Corporation-- 5% 2002...........................................       $ 3,474,000    $     2,892,105
Worthington Industries, Inc.-- 7 1/4% 2000...................................         5,146,000          2,988,000
                                                                                                   ---------------
TOTAL CONVERTIBLE SECURITIES
  (Cost $5,942,706)..........................................................                      $     5,880,105
                                                                                                   ---------------

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 1999

                                                                                      Principal
                                                                                        Amount           Value
                                                                                    --------------   --------------
NON-CONVERTIBLE BONDS & DEBENTURES -- 5.6%
Federal Home Loan Mortgage Corporation
 --7% 2020 (PAC-IO-CMO)......................................................       $    3,156,714   $      428,129
Trump Atlantic City Associates-- 11 1/4% 2006................................            4,000,000        3,540,000
U.S. Treasury Inflation-Indexed Notes-- 3 3/8% 2007..........................           25,868,293       24,890,148
                                                                                                     --------------
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES
   (Cost $29,383,317)........................................................                        $   28,858,277
                                                                                                     --------------

TOTAL INVESTMENT SECURITIES -- 99.5%
   (Cost $406,996,271).......................................................                        $  511,372,230
                                                                                                     --------------
SHORT-TERM CORPORATE NOTE -- 0.4% (Cost $1,933,000)
American Express Credit Corporation-- 4.92% 4/1/99...........................       $    1,933,000   $    1,933,000
                                                                                                     --------------

TOTAL INVESTMENTS -- 99.9%
   (Cost $408,929,271).......................................................                        $  513,305,230
Other assets less liabilities-- 0.1%.........................................                               589,109
                                                                                                     --------------

TOTAL NET ASSETS-- 100.0%....................................................                        $  513,894,339
                                                                                                     --------------
                                                                                                     --------------

*Non-income producing securities
+Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the year ended March 31, 1999. Sales are comprised of securities redeemed in-kind (See Note 2).

                               Purchases      Sales      Realized    Dividend
                                at Cost      at Cost    Gain (Loss)   Income
                              -----------------------------------------------
Angelica Corporation           $2,289,500   $1,835,139       --      $553,032
Coachmen Industries, Inc.           --         538,059       --       192,025
DRS Technologies, Inc.              --         133,046       --         --
Exabyte Corporation             3,003,000    2,231,643       --         --
Gymboree Corporation, The      19,141,181    2,031,242       --         --
HomeBase, Inc.                  4,906,678    2,208,143       --         --
Recoton Corporation             5,497,350    1,693,297       --         --

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 1999

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $406,996,271)................................  $511,372,230
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less)..................................     1,933,000   $513,305,230
                                                                      ------------
  Cash..............................................................                           27
  Receivable for:
    Investment securities sold......................................  $  8,734,633
    Dividends and accrued interest..................................       901,947
    Capital Stock sold..............................................       256,101      9,892,681
                                                                      ------------   ------------
                                                                                     $523,197,938

LIABILITIES
  Payable for:
    Capital Stock repurchased.......................................  $  5,450,659
    Investment securities purchased.................................     3,441,161
    Advisory fees and financial services............................       331,557
    Accrued expenses and other liabilities..........................        80,222      9,303,599
                                                                      ------------   ------------

NET ASSETS .........................................................                 $513,894,339
                                                                                     ------------
                                                                                     ------------

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 16,936,620 shares...............                 $    169,366
  Additional Paid-in Capital........................................                  393,603,915
  Undistributed net realized gain on investments....................                   13,485,691
  Undistributed net investment income...............................                    2,259,408
  Unrealized appreciation of investments............................                  104,375,959
                                                                                     ------------
  NET ASSETS........................................................                 $513,894,339
                                                                                     ------------
                                                                                     ------------

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding).......................                       $30.34
                                                                                           ------
                                                                                           ------
  Maximum offering price per share
   (100/93.5 of per share net asset value)..........................                       $32.45
                                                                                           ------
                                                                                           ------

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                        For the Year Ended March 31, 1999


INVESTMENT INCOME

    Interest........................................................                 $ 10,294,517
    Dividends (including $745,057 from securities of affiliates)....                    3,515,906
                                                                                     ------------
                                                                                     $ 13,810,423

EXPENSES

    Advisory fees...................................................  $  4,508,974
    Financial services..............................................       685,996
    Transfer agent fees and expenses................................       284,845
    Custodian fees and expenses.....................................        60,213
    Registration fees...............................................        56,528
    Directors' fees and expenses....................................        36,938
    Postage.........................................................        33,862
    Insurance.......................................................        28,392
    Audit fees......................................................        27,850
    Reports to shareholders.........................................        20,577
    Legal fees......................................................        18,541
    Other expenses..................................................         7,190      5,769,906
                                                                      ------------   ------------
            Net investment income...................................                 $  8,040,517
                                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)....  $142,864,265
    Cost of investment securities sold..............................   120,679,871
                                                                       -----------
        Net realized gain on investments............................                 $ 22,184,394

Unrealized appreciation of investments:

    Unrealized appreciation at beginning of year....................  $282,880,397
    Unrealized appreciation at end of year..........................   104,375,959
                                                                      ------------
        Decrease in unrealized appreciation of investments..........                 (178,504,438)

Net unrealized appreciation reclassified on investments
 redeemed in-kind--Note 2...........................................                   50,764,552
                                                                                     ------------
            Net realized and unrealized loss on investments.........                $(105,555,492)
                                                                                    --------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...................................................                $ (97,514,975)
                                                                                    --------------
                                                                                    --------------


See notes to financial statements.

                                        STATEMENT OF CHANGES IN NET ASSETS


                                                                   FOR THE YEAR ENDED MARCH 31,
                                                    -----------------------------------------------------------
                                                                1999                            1998
                                                    ---------------------------     ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income............................ $   8,040,517                   $   9,718,899
  Net realized gain on investments.................    22,184,394                      90,751,629
  Increase (decrease) in unrealized
    appreciation of investments....................  (178,504,438)                     84,207,829
  Net unrealized appreciation reclassified
    on investments redeemed in-kind................    50,764,552                            --
                                                    -------------                   -------------
Increase (decrease) in net assets
  resulting from operations........................               $ (97,514,975)                  $ 184,678,357

Distributions to shareholders from:
  Net investment income............................ $  (8,475,386)                  $  (9,124,117)
  Net realized capital gains.......................   (67,364,919)  (75,840,305)      (53,573,352)  (62,697,469)
                                                    -------------                   -------------
Capital Stock transactions:
  Proceeds from Capital Stock sold................. $ 112,648,442                   $ 124,393,171
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions.................    67,687,754                      55,553,713
  Cost of Capital Stock repurchased................  (282,522,710) (102,186,514)     (109,675,323)   70,271,561
                                                    ------------- -------------     ------------- -------------
Total increase (decrease) in net assets............               $(275,541,794)                  $ 192,252,449

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $2,694,277 and $2,099,495.....................                 789,436,133                     597,183,684
                                                                  -------------                   -------------
End of year, including undistributed
  net investment income
  of $2,259,408 and $2,694,277.....................               $ 513,894,339                   $ 789,436,133
                                                                  -------------                   -------------
                                                                  -------------                   -------------
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold.......................                   3,365,864                       3,531,612
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions....................................                   1,948,828                       1,631,634
Shares of Capital Stock repurchased................                  (8,989,993)                     (3,052,450)
                                                                  -------------                   -------------
Increase (decrease) in Capital
 Stock outstanding.................................                  (3,675,301)                      2,110,796
                                                                  -------------                   -------------
                                                                  -------------                   -------------


See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                                                                         Year Ended March 31,
                                                             --------------------------------------------------
                                                               1999        1998       1997       1996       1995
                                                             -------    -------     -------    -------    -------
Per share operating performance:
Net asset value at beginning of year......................   $  38.30   $  32.28    $ 27.55    $  22.40   $  19.30
                                                             --------   --------    --------   --------   --------
Net investment income.....................................   $   0.40   $   0.49    $  0.38    $   0.33   $   0.09
Net realized and unrealized gain (loss)
  on investment securities................................      (4.76)      8.74       6.98        7.63       3.62
                                                             --------   --------    --------   --------   --------
Total from investment operations..........................   $  (4.36)  $   9.23    $  7.36    $   7.96   $   3.71
                                                             --------   --------    --------   --------   --------
Less distributions:

  Dividends from net investment income....................   $  (0.40)  $  (0.47)   $ (0.37)   $  (0.26)  $  (0.08)
  Distributions from net realized capital gains...........      (3.20)     (2.74)     (2.26)      (2.55)     (0.53)
                                                             --------   --------    --------   --------   --------
  Total distributions.....................................   $  (3.60)  $  (3.21)   $ (2.63)   $  (2.81)  $  (0.61)
                                                             --------   --------    --------   --------   --------
Net asset value at end of year............................   $  30.34   $  38.30    $ 32.28    $  27.55   $  22.40
                                                             --------   --------    --------   --------   --------
                                                             --------   --------    --------   --------   --------

Total investment return*..................................     (12.45)%   30.10%     27.30%      36.84%     19.77%

Ratios/supplemental data:
Net assets at end of year (in thousands)..................   $513,894   $789,436    $597,184   $399,282   $236,656
Ratio of expenses to average net assets...................      0.86%      0.83%      0.84%       0.87%      0.95%
Ratio of net investment income to
  average net assets......................................      1.20%      1.38%      1.27%       1.28%      0.48%
Portfolio turnover rate...................................        19%        24%        21%         21%        11%






* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1999

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $177,708,822 for the year ended March 31, 1999. Investments with a market value of $106,427,788 and a cost of $55,663,236, were redeemed in-kind during the year ended March 31, 1999. Net unrealized appreciation on these investments redeemed in-kind of $50,764,552 was reclassified to paid-in capital. Realized gains or losses are based on the specific-certificate identification method. Cost of securities held at March 31, 1999 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at March 31, 1999 for federal income tax purposes was $173,365,399 and $68,989,440, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

                          NOTES TO FINANCIAL STATEMENTS
                                   Continued

     For the year ended March 31, 1999, the Fund paid aggregate fees of $36,500 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended March 31, 1999, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $21,376 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- SALES OF FUND SHARES

     Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers, and employees of the Fund, the Adviser, and affiliated companies. The discontinuation of sales to new investors reflects Management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may resume at any time the sale of its shares to new investors if, in the Board of Directors' opinion, doing so would be in the best interests of the Fund and its shareholders.

--------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA CAPITAL FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc., including the portfolio of investments, as of March 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


/s/ Ernst & Young, LLP

Los Angeles, California
April 30, 1999

                             OFFICERS AND DIRECTORS

DIRECTORS

Willard H. Altman
DeWayne W. Moore
Lawrence J. Sheehan

OFFICERS

Robert L. Rodriguez, PRESIDENT AND CHIEF INVESTMENT OFFICER
Julio J. de Puzo, Jr., EXECUTIVE VICE PRESIDENT
Dennis M. Bryan, VICE PRESIDENT
Eric S. Ende, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000

--------------------------------------------------------------------------------
We were saddened by the death on May 5, 1999 of Donald E. Cantlay, Director of FPA Capital Fund, Inc. since 1981. We will miss his candor and good counsel.
--------------------------------------------------------------------------------


This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.